NUMBER                                                      SHARES
      [box]                                                        [box]
  COMMON SHARES                                              CUSIP 72369h 10 6
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                P I O N E E R   H I G H   I N C O M E   T R U S T

       A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NY AND NEW YORK, NY

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      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL OWNERSHIP OF

Pioneer High Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the

            S  H  A  R  E       C  E  R  T  I  F  I  C  A  T  E

Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

[seal] Dated:

 COUNTERSIGNED AND REGISTERED:
  MELLON INVESTOR SERVICES LLC

                     TRANSFER AGENT
                      AND REGISTRAR,     /s/ Vincent Nave   /s/ Daniel T. Geraci
 BY                                             Treasurer       Executive Vice
                AUTHORIZED SIGNATURE           [SPECIMEN]       President and
                                                                Trustee
                                                                      [SPECIMEN]

                                               [BANKNOTE CORPORATION OF AMERICA]

                P I O N E E R   H I G H   I N C O M E   T R U S T


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common           UNIF GIFT MIN ACT-______ Custodian_______
                                                         (Cust)          (Minor)
TEN ENT-as tenants by the                          under Uniform Gifts to Minors
        entireties
                                                   Act . . . . . . . . . . . . .
JT TEN-as joint tenants with                                  (State)
       right of survivorship and
       not as tenants in common

        Additional abbreviations may also be used not in the above list

     For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[box]___________________________________________________________________________

________________________________________________________________________________
  (Please Print or Typewrite Name and Address Including Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________Common Shares
of Beneficial Ownership represented by the within certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Common Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:______________________


                                        ________________________________________
                                                        Signature

                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


By
THE  SIGNATURE(S)  SHOULD  BE GUARANTEED BY
AN  ELIGIBLE  GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND  CREDIT  UNIONS  WITH  MEMBERSHIP IN AN
APPROVED   SIGNATURE   GUARANTEE  MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.